                                                                   EXHIBIT 10.2


STATE OF NORTH CAROLINA
                                                             OFFICE SPACE LEASE
COUNTY OF DURHAM



         This lease, dated the 31st day of August, 1998, is entered into by Ticon Properties, LLC, hereinafter referred to as Landlord, and OpenSite Technologies, hereinafter collectively referred to as Tenant.

         1. PROPERTY. The Landlord hereby leases to the Tenant Suite 202, Building 5315 of Highgate Centre, located on Highgate Drive, Durham, North Carolina. It contains approximately 872 square feet of office space and an unfinished attic storage space. The attic storage space is to be delivered "As Is Where Is" as of 8/18/98. The leased space is shown on Exhibit A attached hereto. Places for motor vehicle access and parking are provided at the property. Their use is nonexclusive as set forth in Paragraph 25.

         2. CONDITION OF PROPERTY. The Landlord will provide standard fit-up as shown on Exhibit B and will replace the existing two (2) wooden doors in office A with two (2) wood and glass or comparable quality metal and glass doors. Mini-blinds will be furnished on all windows. At the commencement of the term, the Tenant shall accept the building, improvements, and any fixtures on or in the Leased Premises, in their existing condition except for punch list items mutually agreed upon by Landlord and Tenant. All foregoing renovations or improvements shall be completed by the Landlord prior to commencement of the Lease.

         3. TERM. The term of this Lease shall commence on the 24th day of August, 1998, and shall expire three (3) year(s) from the commencement date, or in the event that the Leased Premises cannot be made available to the Tenant on the date above mentioned, this Lease shall commence ten (10) days after the Landlord has notified the Tenant that the Leased Premises are available for occupancy by the Tenant. If such expiration date shall be on any other day than the last day of the month, the term of the Lease shall be extended to and expire on the last day of that month.

         4. RENT. The Tenant shall pay to the Landlord the monthly rent of $872.00 during Year 1 of the Lease which shall be payable in advance on the 1st day of each month during the lease term. The monthly rent will increase by 5% on each anniversary date. If the rent has not been paid by the fifth of each month, it shall be considered overdue. A late charge of 5% shall be due along with full rental payment. This remedy is in addition to any other rights which the Landlord has by North Carolina law or as set out herein. The rent shall be payable to Ticon, Inc. at 3622 Lyckan Parkway, Suite 1006, Durham, NC 27707.

         5. TENANT'S USE. The Tenant may use and occupy the leased property for office purposes.

         6. SIGNS. The Tenant will not place any signs or other advertising matter or material on the exterior of the Leased Premises or on the building in which the Leased Premises are located, without the prior written consent of the Landlord. No signs shall be placed in windows for view from outside the premises without written permission of Landlord.

         7. COVENANT OF QUIET ENJOYMENT. The Tenant, upon paying the basic rent and any additional charges herein provided for, and performing all the other terms of this Lease, shall quietly have and enjoy the leased property during the term of this Lease.

         8. REPAIR AND MAINTENANCE. The Tenant, at its sole expense, shall keep the leased property, including the interior walls, ceilings, floors and floor coverings, clean and in good condition, reasonable wear and tear excepted. Touch-up painting, carpet stains, cigarette burns, and cleaning or repairs of these items is the financial responsibility of the Tenant. The Landlord agrees that it will, at its sole cost and expense, keep and maintain the building and its common or public areas including the parking lot in good working order and repair.

         9. SURRENDER OF LEASED PROPERTY. At the expiration of the Lease term, the Tenant shall surrender the leased property in as good condition as it was at the beginning of the term, normal wear and tear excepted.

         10. ALTERATIONS. No alterations, additions or improvements to the leased property, other than a security alarm system, shall be made by the Tenant without the written consent of the Landlord. This includes any interior painting or other acts of a fairly permanent nature. In the event Landlord consents to the proposed alterations, additions, or improvements, the same shall be at Tenant's sole cost and expense, and Tenant shall hold Landlord harmless on account of the cost thereof. Any such alterations shall be made at such time and in such manner as not to unreasonably interfere with the occupation, use and enjoyment of the remainder of the building by the other occupants. If required by Landlord, such alterations shall be removed by Tenant upon the termination or sooner expiration of the term of this Lease and Tenant shall be financially responsible for repairs to the premises caused by such removal.

         11. UTILITIES. The Tenant shall pay all charges for electricity used, rendered or supplied upon or in connection with the leased property. The Tenant will pay all charges for telephone or other communication service used, rendered or supplied upon or in connection with the leased property, and shall indemnify the Landlord against any liability or damages on such account. Landlord will provide water for normal office use.

         12. JANITORIAL. The Tenant shall pay for routine janitorial service related to interior cleaning of the unit.

         13. COMMON AREA MAINTENANCE. The Landlord will be responsible for all maintenance and cleaning of the exterior of the building, grounds, and parking lot.

         14. INSURANCE. The Landlord shall secure for its own account, fire and extended coverage insurance on the leased property in an amount satisfactory to it or as required by the mortgage lender.

         The Tenant shall secure an insurance policy covering the contents of the premises and providing public liability insurance naming the Landlord as an additional insured. Tenant further shall provide Landlord with evidence of said coverage.

         The Tenant agrees that the Tenant will not do or suffer to be done, anything objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, to become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date of the execution of this lease. Tenant agrees not to employ any person or persons objectionable to the fire insurance companies, or carry or have any benzine or explosive material of any kind in and about the demised premises. In case of a breach of this covenant (in addition to all other covenants of this lease) the Tenant agrees to pay to the Landlord as additional rent, upon demand, any and all increase or increases of premiums on insurance carried by the Landlord on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, caused in any way by the occupancy of the Tenant.

         15. TAXES. The Landlord will pay ad valorem taxes on the real property. Tenant will pay ad valorem taxes on its contents.

         16. DEFAULT OF TENANT - EVENTS OF DEFAULT. The happening of any one or more of the following listed events shall be an event of default.

                  A. The failure of Tenant to pay any rent payable hereunder and the continued failure to pay the same for five (5) days after such payment is due, whether or not Landlord notifies Tenant that such payment is due.

                  B. The failure of Tenant to fully and promptly perform any act agreed to be done and performed or pay any sum (other than rent) due to be paid pursuant to the terms of this lease.

                  C. The commencement in any court or tribunal of any proceedings, voluntary or involuntary, to declare Tenant insolvent or unable to pay its debts; or the filing by or on behalf of or against Tenant of any petition or pleading to declare Tenant bankrupt under any bankruptcy law or act; or the appointment by any court or under any law of a receiver, trustee or other custodian of the property, assets or business of Tenant; or the assignment by Tenant of all or any part of its property or assets for the benefit of creditors.

                  D. The levy of execution, attachment or other taking of property, assets or the leasehold interest of tenant by process of law or otherwise in satisfaction of any judgment, debt, claim or lien.

         Landlord's Responses to Events of Default. Upon the happening of any event of default, Landlord, at Landlord's option, may at any time thereafter but only during the continuance of such event of default (1) terminate this lease, or (2) terminate Tenant's right to possession and occupancy of the premises, without terminating the term of this lease, and in the event Landlord shall exercise such right of election the same shall be effective as of the date of such event of default upon written notice of Landlord's election given by the Landlord to the Tenant at any time after the date of such event of default. Upon any termination of the term hereof, whether by lapse of time or otherwise, or upon any termination of Tenant's right of possession or occupancy of the premises without terminating the term hereof, Tenant shall promptly and peaceably surrender possession and vacate the premises and deliver possession thereof to Landlord, and the Tenant hereby grants to Landlord full and free license to enter into and upon the premises in such event and with or without process of law to repossess the premises as of Landlord's former estate and to expel or remove Tenant and any others who may be occupying the premises and to remove therefrom any and all property, using for such purpose such force as may be necessary without being guilty of or liable for trespass, eviction, forcible entry or detainer or any other tort, and without relinquishing Landlord's right to rent or any other right given to Landlord hereunder or by operation of law. Except as expressly provided in this lease to the contrary, Tenant hereby expressly waives the service of any demand by Landlord for the payment of rent or for possession of the premises or to re-enter the premises, including any and every form of demand and notice now or hereafter prescribed by any statute or any other law or ordinance, to the extent that any such statutory demand requirement may be waived.

         17. PERFORMANCE OF TENANT'S OBLIGATION. If the Tenant shall be in default hereunder, the Landlord may cure such default on behalf of the Tenant, in which event, the Tenant shall reimburse the Landlord for all sum paid to effect such cure, together with interest at the rate of 18% per annum and reasonable attorney's fees, should an attorney's services be required. In order to collect such reimbursement, the Landlord shall have all the remedies available under this lease for a default in the payment of rent.

         18. RIGHT OF ENTRY. The Landlord and its representatives may enter the leased property, at any reasonable time, for the purpose of inspecting the leased property, performing any work called for by this lease or which the Landlord elects to undertake made necessary by reason of the Tenant's default under the terms of this lease, exhibiting the leased property for sale, lease or mortgage financing. Landlord shall notify Tenant prior to entry under this Article and allow Tenant the opportunity to accompany Landlord during the entry.

         19. FIRE OR CASUALTY. If all or a substantial part (50% or more) of the leased property or the building of which the leased property is a part is damaged or destroyed by fire or any other casualty, then either party may terminate this lease. If less than a substantial part (less than 50%) of the leased property is damaged or destroyed by fire or other casualty insured under the standard fire insurance policy with approved standard extended coverage endorsement applicable to the leased property, the Landlord may, at its option, repair and rebuild the leased property with reasonable diligence, and if there is an interference with the operation of the Tenant's business in the leased property, the rent shall be equitably apportioned for the duration of such repairs in proportion to the extent to which there is interference with the operation of the Tenant's business.

         20. CONDITIONAL MUTUAL RELEASE OF LIABILITY TO EXTENT OF SPECIFIC INSURANCE COVERAGE. Neither the Landlord nor the Tenant shall be liable to the other for any loss or damage to property or injury to or death of persons occurring on the leased property or the adjoining property, or in any manner growing out of or connected with the Tenant's use or occupation of the leased property, whether or not caused by the negligence or other fault of the Landlord or the Tenant or of their respective agents, employees, subtenants, Licensees, or assignees. This release shall apply only to the extent that such loss or damage to property, or injury to or death of persons is covered by insurance, regardless of whether such insurance is payable to or protects the Landlord or the Tenant or both. Nothing in this paragraph shall be construed to impose any other or greater liability upon either the Landlord or the Tenant than would have existed in the absence of this paragraph. This release shall be in effect only so long as this release does not affect the right of the insured to recover under such policies.

         21. ASSIGNMENT. The Tenant may not assign this lease or sublet the leased property without the written consent of the Landlord. This consent will not be unreasonably withheld. Such a assignment or sublet shall in no way relieve the Lessee from any obligations for the payment of rents or the performance of the conditions, covenants and provisions of this lease.

         22. SECURITY DEPOSIT. Tenant will upon execution of this lease, deposit with Landlord the sum of Eight Hundred Seventy Two Dollars and 00/100 ($872.00) (hereinafter referred to as the

"Security Deposit") as additional security for the full performance of every provision of this Lease by Tenant. Landlord may apply all or any part of the Security Deposit to cure any default by Tenant hereunder and Tenant shall promptly restore to the Security Deposit all amounts so applied upon invoice. If Tenant shall fully perform each provision of this Lease, any portion of the Security Deposit which has not been appropriated by Landlord in accordance with the provisions hereof shall be returned to Tenant without interest within thirty
(30) days after the expiration of the full stated term of this Lease.

          23. RISK OF LOSS. The Landlord shall not be held responsible for, and is hereby relieved from all liability by reason of any injury or damage to any person, persons, or property in the demised premises, whether belonging to the Tenant or any other person, caused by any fire or by any breakage or leakage in any part or portion of the demised premises, or in any part or portion of the building of which the demised premises are a part, unless such breakage, leakage, injury, or damage be caused by or result from the negligence of the Landlord or his agent.

         24. CONDEMNATION. In the event that the demised premises, or any of the parking areas, or any part thereof, are taken or condemned for a public or quasi-public use or conveyed under threat of such condemnation, this lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor. No part of any award or compensation shall belong to the Tenant. In no event shall the Lessor be liable to the Lessee for any business interruption, diminution in use or for the value of any unexpired term of this lease.

         25. MOTOR VEHICLE ACCESS AND PARKING. There are areas for motor vehicles access to the Leased Premises and for parking near the Leased Premises. Motor vehicles access and parking rights will be non-exclusive and will be shared by Landlord and other Tenants and their invitees and customers.

         26. SUBORDINATION. This lease shall be subject and subordinate at all times to the lien of any deeds of trust or other encumbrances now or hereafter placed on the land and buildings demised or of which the demised premises form a part without the necessity of any further instrument or act on the part of the Tenant to effectuate such subordination, but the Tenant covenants and agrees to execute and deliver upon demand such further instrument or instruments evidencing such subordination of this lease to the lien of any such deed of trust or other encumbrances as shall be desired by any mortgagee or proposed mortgagee or by Landlord. The Tenant hereby appoints the Landlord the attorney-in-fact of the Tenant irrevocably to execute and deliver any such subordination instrument or instruments for and in the name of the Tenant.

         27. BINDING EFFECT. The covenants, terms, conditions, provisions, and undertakings in this lease or in any renewals thereof shall extend to and be binding upon the heirs, executors, administrators, successors and assigns of the respective parties hereto.

         28. ENTIRE AGREEMENT. This lease contains the entire agreement between the parties and cannot be changed or terminated orally. It may be changed by a statement signed by the party whose interest is adversely affected or who is to be bound by such change or by a writing signed by both parties.

         29. ENVIRONMENTAL COMPLIANCE. Tenant will not do anything on the premises or the common or public areas of the Property that poses a hazard to the environment or violates environmental laws, ordinances or regulations.

         30. HOLDING OVER AFTER LEASE EXPIRATION. Either party hereto may terminate this Lease Agreement at the end of the term by giving the other party written notice sixty (60) days prior thereto; but in default of such notice, this Lease shall continue, upon the same terms and conditions as are herein contained, for a further period of thirty (30) days, and so on from month to month until terminated by either party hereto, giving to the other party thirty
(30) days written notice prior to the expiration of the term.

         31. NOTICES. For the purpose of notice or demand, the respective parties shall be served by certified or registered mail addressed to the Tenant or to the Landlord at their respective principal office addresses as shown at the beginning of this Lease. Written notice may be given by any other means with the burden of showing delivery on the sender.

         32. STRICT PERFORMANCE. The failure of either party to insist in any instance on strict performance of any covenant hereof or to exercise any option herein contained, shall not be construed as a waiver of such covenant or option.

         33. OBSERVATION OF LAWS. Tenant agrees to comply with all public laws, ordinances, rules or regulations related to use of the Leased Premises. Should any installation of fire prevention apparatus, electrical rewiring, plumbing changes or structural changes in the building or the Leased Premises be required by law, they shall be made by Landlord. Fees charged for inspections for fire prevention and installation of fire extinguishers will be the responsibility of the Tenant. Fire extinguishers provided by Tenant will be deemed personal property belonging to the Tenant to be taken by the Tenant upon vacating the office space.

         34. Tenant shall have the option to expand this property to include the adjoining 330 square feet, identified as Expansion Space on Exhibit
A. Landlord shall upfit the expansion space in keeping with provisions of Exhibit B. Upon completion of the upfit and delivery of expansion space to the Tenant, the monthly rent identified in Paragraph 4 of this lease shall be modified to $1,202.00 per month and all other provisions of this lease will remain the same.

                                       LANDLORD:  Ticon Properties, LLC

                                       By: /s/  W. Jack McGhee
                                          --------------------------------------

                                       Date: 9/25/98



                                       TENANT:  OpenSite Technologies, Inc.

                                       By: /s/  Michael Brader-Araje
                                          --------------------------------------
                                          Michael Brader-Araje

                                       Date: 8/31/98

GUARANTY


As acknowledged by the signature below, Michael Brader-Araje personally guarantees all terms and conditions of the foregoing lease for a period of one
(1) year from the commencement date identified in Paragraph 3 herein.

                                       By: /s/ Michael Brader-Araje
                                          --------------------------------------
                                          Michael Brader-Araje

                                       Date: 8/31/98

STATE OF NORTH CAROLINA

COUNTY OF DURHAM


         I, a Notary Public for the County and State aforesaid, certify that Michael Brader-Araje personally appeared before me this day and acknowledged the executed of the foregoing instrument.

         Witness my hand and official seal this 18th day September, 1998.

                                            /s/    Mark E. Micol
                                            ------------------------------------
                                            Notary Public


My Commission Expires:  5-17-99



STATE OF NORTH CAROLINA

COUNTY OF DURHAM

         I, a Notary Public for the County and State aforesaid, certify that W. Jack McGhee, manager of Ticon Properties, LLC, personally appeared before me this day and acknowledged the execution of the foregoing instrument.

         Witness my hand and official seal this 25th day September, 1998.

                                            /s/    Mark E. Micol
                                            ------------------------------------
                                            Notary Public

My Commission Expires:  5-17-99

                       INDIVIDUAL TENANT'S ACKNOWLEDGMENT

STATE OF NORTH CAROLINA

COUNTY OF DURHAM


         I, a Notary Public for the County and State aforesaid, certify that __________________________________ personally appeared before me this day and acknowledged the execution of the foregoing instrument.

         Witness my hand and official seal this __ day of ______________, 199__.


                                                 -------------------------------
                                                           Notary Public
My Commission Expires:
                      ---------------------

                                    EXHIBIT A
                           HIGHGATE CENTRE OFFICE PARK
                                 Highgate Drive
                             Durham, North Carolina

                     [Architectural Design of Office Space]

                                                                    EXHIBIT 10.2

                                    EXHIBIT B

                           HIGHGATE CENTRE OFFICE PARK
                                 Highgate Drive
                             Durham, North Carolina

SPACE PLAN AND SPECIFICATIONS

The following allowances and building standard materials will be used.*

T-Bar Ceiling:                      2' x 4' Standard grill and tile @ 9 ft. AFF

Lighting Fixture:                   2' x 4' Four tube - Fluorescent fixture, one per 60 Sq. Ft.

Light Switch:                       One per office, one per entrance, one per 20' linear feet of hallway.

Outlets:                            One per 60 Sq. Ft. or two per office

Phone Outlets:                      One per office, one per receptionist/secretarial area.  Owner provides boxes, cover plats, pull springs, and conduit (as required by Code.)

Paint:                              All exposed wall surfaces.  Two coats of white

Carpet:                             $12 per yard allowance - carpet & installation

Base:                               4" rubber base or carpet base

Framing:                            3-5/8" metal studs to ceiling grid system

Walls:                              10% of floor space

Wall Materials:                     1/2" gypsum board, except where 5/8" "Fire Code" is required by the Code.
                                    Walls to be taped and finished.

Windows:                            Double pane insulated operable windows with mini-blinds

Bathrooms:                          Per plans

Doors:                              One door per 150 square feet of floor space

Door Types:                         Interiors doors - 3' x 6' 8" x 1-3/8" hollow core doors - Masonite 6 panel
                                    "elite"

HVAC:                               Individual electric heat pump heating and air conditions systems.  One ton per
                                    40 Sq. Ft. of usable tenant space.

Security System:                    Pre-wire

Space Planning:                     Up to $300 by Landlord

*The above allowances are general guidelines and are subject to some flexibility based on final unit layout design.